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                                                                   EXHIBIT 10.15

       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


Warrant No. __

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               ICX ELECTRONICS.COM

                          VOID AFTER DECEMBER __, 2005


       This certifies that ______________ or its registered assigns ("Holder"), for valuable consideration received, is entitled, on the terms set forth below, at any time or from time-to-time during the period beginning on December ___, 2000 and ending at 5:00 P.M., Pacific Daylight Time, ending on the earlier of, five (5) years thereafter, or as set forth in Section 5 hereof (the "Exercise Period"), to purchase from ICX Electroncs, a California corporation (the "Company"), up to two thousand (2,000) shares of the Common Stock of the Company (the "Warrant Shares") at a price per share equal to Eight Dollars ($8.00) (the "Exercise Price"). The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.


       1. EXERCISE AND PAYMENT. This Warrant may be exercised at any time in full for the maximum number of Warrant Shares called for hereby, or from time-to-time for any lesser number thereof, on any business day during the Exercise Period, by delivering to the principal office of the Company the subscription in the form attached hereto as Exhibit A duly executed along with payment equal to the product of (i) the number of Warrant Shares then being purchased under this Warrant multiplied by (ii) the Exercise Price (the "Purchase Price"). The Purchase Price may be paid by delivery of cash, check or wire transfer, or as provided in Section 2 below. Upon any partial exercise of this Warrant, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Holder. A Warrant shall be deemed to have been exercised immediately prior to the


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close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current market value of one full share.

       2. NET ISSUANCE. In lieu of payment of all or a portion of the Purchase Price described in Section 1, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company. Upon such election, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:


                     where: X = Y (A-B)
                                   ---
                                    A

                     X = the number of shares to be issued to the Holder pursuant to this Section 2.

                     Y = the number of shares covered by this Warrant in respect of which the net issuance election is made pursuant to this Section 2.

                     A = the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 2.

                     B = the Exercise Price in effect under this Warrant at the time the net issuance election is made pursuant to this Section 2.

                     For purposes of this Section 2, the "fair market value" per share of the Common Stock shall be determined as follows:

                     If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or is listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the current fair market value shall be the last reported sale price of the Common Stock on such exchange or NASDAQ on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or NASDAQ;

                     If the Common Stock is not then listed or admitted to trading on a NASDAQ or a national securities exchange which reports closing sale prices, the current fair market value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation; or

                     If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be an amount, not


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less than book value, determined in such reasonable manner as may be prescribed by the Company's Board of Directors in good faith.

       3. PAYMENT OF TAXES. All Warrant Shares issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof, except any transfer taxes that may be payable in respect of any transfer involved in the issuance of any certificate for shares in a name other than that of the Holder or Holder's transferee.

       4. TRANSFER AND EXCHANGE. This Warrant may be transferred only in compliance with applicable federal and state securities laws and in compliance with the restrictions herein and in that certain Subscription Agreement of even date herein pursuant to which this Warrant is issued and only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Borrower. Upon any partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the portion of the Warrant not so transferred. This Warrant is exchangeable at the principal office of the Company for Warrants for the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of Warrant Shares as Holder shall designate at the time of such exchange.

       5. MERGERS, CONSOLIDATIONS, ASSET SALES AND DISSOLUTIONS. If at any time there shall be any consolidation or merger of the Company with another corporation, a sale of all or substantially all of the Company's assets to another corporation, a voluntary or involuntary dissolution, liquidation or winding-up of the Company or the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act covering the offer and sale of securities to the general public for the account of the Company, then the Company shall give, by certified or registered mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company, at least thirty
(30) days prior written notice of the date when the same shall take place. Upon receipt of such notice, the Holder shall have the right to exercise this Warrant, either in full or in any lesser amount prior to the occurrence of an event described above. If the Holder of this Warrant does not exercise this Warrant prior to the occurrence of an event described above, this Warrant shall expire and be of no effect to the extent that it has not been exercised by the Holder prior to the occurrence of the event.

       6. FRACTIONAL SHARES. The Company shall not issue any fractional shares or script representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value per share of Common Stock, be the then current fair market value determined in such reasonable manner as may be prescribed by the Company's Board of Directors in good faith but in no event less than book value.

       7. NON-IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the


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carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against dilution or other impairment.

       8. ANTIDILUTION ADJUSTMENTS. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

              (a) Stock Dividends. If at any time prior to the exercise of this Warrant in full (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of this Warrant will increased so that Holder will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (d).

              (b) Combination of Stock. If at any time prior to the exercise of this Warrant in full the number of shares of Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Holder thereafter will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (d).

              (c) Carryover. Notwithstanding any other provision of this Section 8, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

              (d) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

              (e) No Duplicate Adjustments. Notwithstanding anything else to the contrary contained herein, in no event will an adjustment be made under the provisions of this Section 8 to the number of Warrant Shares issuable upon exercise of this Warrant or the Exercise Price for any event if an adjustment having substantially the same effect to the Holder as any adjustment that otherwise would be made under the provisions of this Section 8 is made by the Company for any such event to the number of shares of Common Stock (or other securities) issuable upon exercise of this Warrant.


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              (f) Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Holder, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

       9. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

       10. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available for issue upon the exercise of Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

       11. RESTRICTIVE LEGEND. Each certificate representing (i) this Warrant or
(ii) Warrant Shares shall (unless such securities have been registered under the 1933 Act or sold under Rule 144 promulgated under the 1933 Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any other legend required under any applicable state securities law):

       THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), HAVE BEEN TAKEN FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE 1933 ACT OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

       12. NOTICES. Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or by a courier addressed to the party to be notified at the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

       13. CHANGE; WAIVER. This Warrant is one in a series of warrants for the Company's Common Stock (collectively, the "Financing Warrants") of similar tenor issued by the Company on the date hereof pursuant to the offering set forth in that certain Private Placement Memorandum delivered to Holder therefor. This Warrant, and any term hereof, may be changed, waived, discharged or terminated only by an instrument in writing executed by the Company and holders of a majority of shares issuable upon exercise of the Financing Warrants, provided that such change, waiver, discharge or termination shall be made to all Financing Warrants; provided, further, that Holder and the Company may waive individually any term herein.

       14. TITLES AND SUBTITLES. The headings in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.


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       15. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


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       IN WITNESS WHEREOF, the undersigned has executed this Warrant as of
December __, 2000.


                                      ICX ELECTRONICS.COM





                                      By:
                                         ---------------------------------------
                                         Gary E. Lotzer, Chief Executive Officer


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                                    Exhibit A

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)


       The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases ___________ shares of Common Stock (the "Common Stock") of ICX ELECTRONICS.COM, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

       The undersigned hereby represents and warrants that the undersigned is acquiring such stock for its own account and not for resale or with a view to, or for resale in connection with, the distribution of any part thereof, and accepts such shares subject to the restrictions of contained in the Warrant.

DATED:
      ------------------------


                                  ----------------------------------------------
                                  (Signature of Registered Owner)


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                                  (Street Address)


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                                  (City)               (State)             (Zip)


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                                  Social Security No. or Federal Tax I.D. Number